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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2006

STEWART & STEVENSON SERVICES, INC.
(Exact name of Registrant as specified in charter)

Texas (State or other jurisdiction of incorporation)	0-8493 (Commission File Number)	74-1051605 (I.R.S. Employer Identification No.)
2707 North Loop West Houston, Texas (Address of principal executive offices)	77008 (Zip Code)

Registrant's telephone number, including area code: (713) 868-7700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

        On February 27, 2006, Stewart & Stevenson Services, Inc., a Texas corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Armor Holdings, Inc., a Delaware corporation ("Armor"), and Santana Acquisition Corp., a Texas corporation and direct wholly owned subsidiary of Armor ("Merger Sub").

The Merger Agreement

        The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company with the Company continuing as the surviving corporation (the "Merger"). Subject to the terms and conditions of the Merger Agreement, at the effective time and as a result of the Merger, each share of common stock, without par value, of the Company, issued and outstanding immediately prior to the effective time of the Merger, other than shares as to which appraisal rights are properly asserted under Texas law and shares owned by the Company, Armor, Merger Sub or their respective subsidiaries, will be converted into the right to receive a cash amount of $35.00 (the "Per Share Consideration"). Additionally, at the effective time of the Merger, each outstanding option to purchase the Company's common stock will be converted into the right to receive a cash amount equal to the excess, if any, of the Per Share Consideration over the exercise price per share for each share subject to the option, less any applicable withholding taxes and without interest (each, an "Eligible Option"). No payment with respect to an Eligible Option will be made until the disbursing agent has received an executed option cancellation agreement signed by the holder of such Eligible Option.

        The Company, Armor and Merger Sub have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) that the Company will conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the Merger, (ii) not to engage in certain kinds of transactions during such period, and (iii) that, subject to certain exceptions, the Company's Board of Directors will recommend adoption by its shareholders of the Merger Agreement. In addition, the Company made certain additional customary covenants, including, among others, covenants not to: (i) solicit proposals relating to alternative business combination transactions or, (ii) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with any proposals for alternative business combination transactions.

        The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement and such representations and warranties should not be relied on by any other person. In addition, such representations and warranties (i) have been qualified by disclosure schedules that the Company has provided to Armor in connection with signing the Merger Agreement, (ii) will not survive consummation of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement, except (A) in the case of a willful breach or misrepresentation thereof and (B) that a termination fee (as described below) may be payable by the Company to Armor if other conditions, including the consummation of an alternate business combination transaction within a specified time period, are met, (iii) are subject to the materiality standards contained in Section 5.02 of the Merger Agreement which may differ from what may be viewed as material by investors and (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. The disclosure schedules referred to above contain information (including information that has been included in the Company's prior public disclosures, as well as potential additional non-public information) that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached Merger Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, as they are modified in important part by the disclosure schedules referred to above. Moreover, information concerning the subject matter of the representations and warranties may change after the date of execution of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

        Each party's obligation to consummate the Merger is subject to customary conditions, including (i) approval of the holders of the Company's common stock, (ii) absence of any law or order prohibiting the completion of the Merger, (iii) expiration or termination of the Hart-Scott-Rodino waiting period, (iv) subject to certain exceptions, the accuracy of the representations and warranties of the other party and (v) material compliance of the other party with its covenants. In addition, Armor's obligation to consummate the Merger is subject to the following additional customary conditions: (i) receipt of certain other regulatory approvals, (ii) absence of a material adverse change since the date of the Merger Agreement and (iii) absence of any action or proceeding by any U.S. Federal governmental authority seeking to restrain or prohibit the consummation of the Merger.

        The Merger Agreement contains certain termination rights for both the Company and Armor, and further provides that, upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay Armor a termination fee of $37,340,000 or the reasonable expenses incurred by Armor in negotiating and performing the Merger Agreement.

        The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

  Material Relationships with Armor

        A subsidiary of the Company and a subsidiary of Armor are parties to (i) Teaming Agreements relating to the joint development of the armored cab for the U.S. Army's Family of Medium Tactical Vehicles, which includes the High Mobility Artillery Rocket System, and (ii) purchase orders for the supply by a subsidiary of Armor to a subsidiary of the Company of armoring materials for incorporation into the Company's Low Signature Armored Cabs.

Additional Information and Where to Find It

        The proposed transaction will be submitted to the Company's shareholders for their consideration, and the Company will file a proxy statement to be used to solicit shareholder approval of the proposed transaction, as well as other relevant documents concerning the proposed transaction with the SEC. The Company's shareholders are urged to read the proxy statement regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company and Armor with the SEC at the SEC's website at www.sec.gov. Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement can also be obtained, when available, without charge, by directing a request to Stewart & Stevenson Services, Inc., Investor Relations, P.O. Box 1637, Houston, Texas 77251 or at the Company's Investor Relations page on its corporate website at www.ssss.com.

        In addition, the Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the Company's shareholders with respect to the Merger. A description of any interests that the Company's officers and directors have in the Merger will be available in the proxy statement. Information concerning the Company's directors and executive officers is set forth in the Company's proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on May 2, 2005, as amended on May 4, 2005 and May 23, 2005 and its Annual Report on Form 10-K, which was filed with the SEC on April 6, 2005. These documents are available free of charge at the

SEC's web site at www.sec.gov or by going to the investor relations page on its corporate website at www.ssss.com.

Item 9.01 Financial Statements and Exhibits.

Exhibit 2.1	Agreement and Plan of Merger dated February 27, 2006, by and among Armor Holdings, Inc., Santana Acquisition Corp. and Stewart & Stevenson Services, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART & STEVENSON SERVICES, INC.
Dated: March 3, 2006	By:	/s/ CARL B. KING
	Name:	Carl B. King
	Title:	Senior Vice President, General Counsel and Secretary

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  Item 1.01 Entry into a Material Definitive Agreement
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES